Vanguard U.S. Value Fund

Supplement to the Prospectus and Summary Prospectus Dated January 28, 2010

Restructuring of Investment Advisory Team

The board of trustees of Vanguard U.S. Value Fund has restructured the Fund’s investment advisory team, removing AXA Rosenberg Investment Management LLC (AXA) as an investment advisor and reallocating the portion previously managed by AXA to The Vanguard Group, Inc., which now serves as the Fund’s sole advisor.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses

The Fund’s investment objective, primary investment strategies, and primary risks will not change. The Fund’s management expense is expected to modestly decline as a result of the restructuring of the Fund’s advisory team.

Prospectus Text Changes

All text references to AXA are deleted.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS124 082010

Vanguard Malvern Funds

Vanguard U.S. Value Fund

Supplement to the Statement of Additional Information Dated January 28, 2010

Important Changes to Vanguard U.S. Value Fund

Restructuring of Investment Advisory Team

The board of trustees of Vanguard U.S. Value Fund has restructured the Fund’s investment advisory team, removing AXA Rosenberg Investment Management LLC (AXA) as an investment advisor and reallocating the portion previously managed by AXA to The Vanguard Group, Inc., which now serves as the Fund’s sole advisor.

Statement of Additional Information Text Changes

Under the heading “Investment Advisory Services,” all references to AXA as a current advisor are deleted.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI078 082010